UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2007

MEDIA SCIENCES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-16053	87-0475073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Allerman Road, Oakland, New Jersey    07436
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (201) 677-9311

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 15, 2007, Media Sciences International, Inc. (the “Company”) issued a press release announcing its third quarter financial results for the period ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1. The Company will host a conference call on Wednesday, May 16, 2007, 8:45 a.m. (EST) to discuss its third quarter results. To access the teleconference call and website, refer to the instructions in the press release, or go to the Company’s website at http://www.mediasciences.com.

The information under this Item 2.02 and the Exhibit 99 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 15, 2007

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA SCIENCES INTERNATIONAL, INC.

Date: May 15, 2007	By: /s/ Kevan D. Bloomgren Kevan D. Bloomgren, Chief Financial Officer